                                                                 EXHIBIT 10.26

November 16, 2001

Colin W. Dykes
22 Jarvis Avenue
Hingham, MA 02043

Dear Colin,

         The purpose of this letter agreement (the "Agreement") is to confirm the terms regarding your separation of employment from Variagenics, Inc. ("Variagenics" or the "Company"). As more fully set forth below, the Company desires to provide you with certain benefits in exchange for certain agreements by you.

         1. SEPARATION OF EMPLOYMENT AND SPECIAL EMPLOYMENT PERIOD. Your employment with Variagenics will terminate effective upon the expiration of the Special Employment Period, as defined below (the "Separation Date"). You agree that your separation shall be characterized as a "without cause" termination. Effective November 19, 2001, you will be relieved of your existing duties and responsibilities, except those obligations pursuant to the terms of any confidentiality agreement, inventions agreement and/or non-competition agreement that you entered into with Variagenics. From the Effective Date of this Agreement (as defined below) through January 31, 2002, or such later date as may be mutually agreed in writing, you agree to perform such duties as the Company may reasonably request from time to time ("Special Employment Period"). During the Special Employment Period, you may not take any action on behalf of the Company unless specifically authorized to do so by the Company. From and after the Separation Date, you shall have no authority and shall not represent yourself as an employee or agent of the Company.

         2. CONSIDERATION. In exchange for the mutual covenants set forth in this letter, following your execution of this Agreement and the Company's actual receipt of the signed original of same (the "Effective Date"), the Company will agree to provide the financial and other consideration as set forth below:

         (i) the Company will continue to pay an amount equal to your regular salary, less all customary and required taxes and employment-related deductions, in accordance with the Company's normal payroll practice from November 19, 2001 through the expiration of the Special Employment Period ("Special Employment Period Payments");

         (ii) you will continue to participate in the Company's benefit plans, to the extent permissible under the plan documents, during the Special Employment Period, including stock option vesting, under the same terms and conditions as you currently are participating;


--------------------
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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         (iii)    in the event that you do not continue to work a sufficient number of hours during your Special Employment Period to remain on the Company's group health insurance plan and such reduction in hours constitutes a qualifying event under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), you may elect to continue your current health and dental insurance benefits pursuant to the terms of COBRA. If you elect to continue your health and dental insurance under COBRA, the Company will continue to pay its portion of the premium during the Special Employment Period. The COBRA qualifying event otherwise shall be deemed to occur on the Separation Date. As of the Separation Date, you shall be required to pay the full COBRA premium rate if you remain on COBRA coverage;

         (iv) the Company will, effective January 31, 2002, accelerate the vesting schedule set forth in the option agreements dated September 30, 1998, September 22, 1999 and February 11, 2000 between you and the Company such that as of January 31, 2002, you will be eligible to exercise all of the previously unexercised options granted pursuant to such option agreements. Pursuant to the terms of each of the above-referenced option agreements, the options must be exercised within ninety (90) days after your Separation Date or they will lapse; and

         (v) subject to Section 2(vi) below, at the conclusion of your Special Employment Period, the Company will provide you with the Supplemental Release, as described in Section 4b of this Agreement. Upon the Company's receipt of the signed Supplemental Release, the Company shall pay you in the form of salary continuation in accordance with our normal payroll practices, the gross amount of one hundred twelve thousand five hundred and no/100 (112,500.00) dollars, less all applicable federal, state, local withholding and other employment-related deductions, which sum represents the equivalent of six (6) months of your former annual salary ("Separation Pay"). Variagenics agrees to continue your participation in the Company's health and dental insurance plans during the six month following the Separation Date. The Company will also provide you with outplacement counseling at no cost to you; however

         (vi) if you refuse to execute the Supplemental Release at the end of the Special Employment Period, you hereby authorize the Company to deduct from your Separation Pay up to the full amount of the Special Employment Period Payments made to you, less any amounts which you earned for actual services rendered by you to the Company during the Special Employment Period.

         You acknowledge and agree that the Special Employment Period Payments and benefits provided under this Section 2 of this Agreement are not otherwise due or owing to you under any Variagenics employment agreement (oral or written) or Company policy or practice, and that the foregoing payments and benefits to be provided to you are not intended to, and shall not constitute, a severance plan, and shall confer no benefit on anyone other than the parties hereto. You further acknowledge that, except for the specific payments and benefits set forth in this Agreement, you are not now and

--------------------
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

shall not in the future be entitled to any other compensation including, without limitation, other wages, commissions, bonuses (including, equity, stock, stock options, vacation pay, holiday pay or any other form of compensation or benefit).

         3.       RETURN OF COMPANY PROPERTY, CONFIDENTIALITY,
NON-COMPETITION, NON-DISPARAGEMENT, BREACH. You expressly acknowledge and agree to the following:

         (i) that you have returned to Variagenics all Company documents (and any copies thereof) and property (including without limitation all keys, badges, credit cards, phone cards, cellular phones, computers, etc.); and

         (ii) that you will abide by the terms of any confidentiality agreement and/or inventions agreement that you entered into with Variagenics, and that the terms of any such agreements shall survive this Agreement. You further acknowledge and agree that you will abide by any and all common law and/or statutory obligations relating to protection and non-disclosure of Variagenics' trade secrets and/or confidential and proprietary documents and information; and

         (iii) that you reaffirm and continue to be bound by the obligations of Non- Competition/Non-Solicitation as set forth in Section 5 of the letter agreement between you and the Company dated July 1, 1998 with respect to the following companies, their parents, subsidiaries, divisions, affiliates, successors and related entities: [__________________________________________]
                  Notwithstanding the foregoing, [_____________________________
                  _____________________________________________________________]

         (iv) that all information relating in any way to this Agreement, including the terms and amount of financial consideration provided for in this Agreement, shall be held confidential by you and shall not be publicized or disclosed to any person (other than an immediate family member, legal counsel or financial advisor, provided that any such individual to whom disclosure is made agrees to be bound by these confidentiality obligations), business entity or government agency (except as mandated by state or federal law); and

         (v) that you will not make any statements that are professionally or personally disparaging about, or adverse to, the interests of Variagenics (and its officers, directors and employees) including, but not limited to, any statements that disparage any such person, product, service, finances, financial condition, capability or any other aspect of the business of the Company, and that you will not engage in any conduct which is intended to harm professionally or personally the reputation of Variagenics (and its officers, directors and employees). The Company agrees that it will not engage in any conduct that is intended to harm your professional or personal reputation; and

--------------------
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

         (vi) that the breach of any of the foregoing covenants by you shall constitute a material breach of this Agreement and shall relieve Variagenics of any further obligations hereunder and, in addition to any other legal or equitable remedy available to the Company, shall entitle the Company to recover any consideration already paid to you pursuant to Section 2 of this letter. Any breach of this Agreement by you and/or the repayment of any sums pursuant to this provision shall not relieve you of your obligations under this Agreement, which shall remain in full force and effect.

         4a.      RELEASE OF CLAIMS. You hereby agree and acknowledge that by signing this Agreement you are waiving your right to assert any form of legal claim against Variagenics(1) whatsoever for any alleged action, inaction or circumstance existing or arising from the beginning of time through the date on which you sign this Agreement. To the extent permitted by law, your waiver and release herein is intended to bar any form of legal claim, charge, complaint or any other form of action (jointly referred to as "Claims") against Variagenics seeking any form of relief including, without limitation, equitable relief (whether declaratory, injunctive or otherwise), the recovery of any damages or any other form of monetary recovery whatsoever (including, without limitation, back pay, front pay, compensatory damages, emotional distress damages, punitive damages, attorneys fees and any other costs) against Variagenics, for any alleged action, inaction or circumstance existing or arising through the date on which you sign this Agreement.

         Without limiting the foregoing general waiver and release, you specifically waive and release Variagenics from any Claims arising from or related to your employment relationship with the Company or the termination thereof, including without limitation:

         (i) Claims under any local, state, federal or foreign discrimination, fair employment practices or other employment related statute, regulation or executive order (as they may have been amended through the date on which you sign this Agreement) prohibiting discrimination or harassment based upon any protected status including, without limitation, race, religion, citizenship, national origin, age, gender, genetic carrier status, marital status, disability, veteran status or sexual orientation. Without limitation, specifically included in this paragraph are any Claims arising under the federal Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Civil Rights Acts of 1866 and 1871, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Equal Pay Act, the Immigration Reform and Control Act, the Americans With Disabilities Act and any similar local, state, federal or foreign statute or law.

-------------------------

(1) For the purposes of this Section, the parties agree that the term "Variagenics" shall include Variagenies, Inc., its divisions, affiliates, parents and subsidiaries, and its and their respective officers, directors, employees, agents and assigns.

--------------------
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

         (ii) Claims under any other local, state, federal or foreign employment related statute, regulation or executive order (as they may have been amended through the date on which you sign this Agreement) relating to wages, hours or any other terms and conditions of employment. Without limitation, specifically included in this paragraph are any Claims arising under the Fair Labor Standards Act, the Family and Medical Leave Act of 1993, the National Labor Relations Act, the Employee Retirement Income Security Act of 1974, the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) and any similar local, state, federal or foreign statute or law.

         (iii) Claims under any local, state, federal or foreign common law theory including, without limitation, wrongful discharge, breach of express or implied contract, promissory estoppel, unjust enrichment, breach of a covenant of good faith and fair dealing, violation of public policy, defamation, interference with contractual relations, intentional or negligent infliction of emotional distress, invasion of privacy, misrepresentation, deceit, fraud or negligence.

         (iv) Any other Claim arising under local, state, federal or foreign law.


         YOU EXPLICITLY ACKNOWLEDGE THAT BECAUSE YOU ARE OVER FORTY (40) YEARS OF AGE, YOU HAVE SPECIFIC RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT ("ADEA") AS AMENDED AND THE OLDER WORKERS BENEFITS PROTECTION ACT ("OWBPA"), WHICH PROHIBIT DISCRIMINATION ON THE BASIS OF AGE, AND THAT THE RELEASES SET FORTH IN THIS SECTION ARE INTENDED TO RELEASE ANY RIGHT THAT YOU MAY HAVE TO RECOVER DAMAGES FROM VARIAGENICS ALLEGING DISCRIMINATION ON THE BASIS OF AGE.

         IT IS VARIAGENICS' DESIRE AND INTENT TO MAKE CERTAIN THAT YOU FULLY UNDERSTAND THE PROVISIONS AND EFFECTS OF THIS AGREEMENT. TO THAT END, YOU HAVE BEEN ENCOURAGED AND GIVEN THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL FOR THE PURPOSE OF REVIEWING THE TERMS OF THIS AGREEMENT. CONSISTENT WITH THE PROVISIONS OF THE OWBPA, VARIAGENICS IS PROVIDING YOU WITH TWENTY-ONE (21) DAYS IN WHICH TO CONSIDER AND ACCEPT THE TERMS OF THIS AGREEMENT BY SIGNING BELOW AND RETURNING IT TO MARY A. MCWEENEY, 60 HAMPSHIRE STREET, CAMBRIDGE, MA 02139. IN ADDITION, YOU MAY RESCIND YOUR ASSENT TO THIS AGREEMENT WITHIN SEVEN (7) DAYS AFTER YOU SIGN IT. TO DO SO, YOU MUST DELIVER A NOTICE OF RESCISSION TO MARY A. MCWEENEY. TO BE EFFECTIVE, SUCH RESCISSION MUST BE HAND DELIVERED OR POSTMARKED WITHIN THE SEVEN (7) DAY PERIOD AND SENT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO MARY A. MCWEENEY, 60 HAMPSHIRE STREET, CAMBRIDGE, MA 02139.

--------------------
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

         Notwithstanding the foregoing, this section does not release Variagenics from any obligation expressly set forth in this Agreement nor does it release any claims that by law cannot be released or waived.

         You acknowledge and agree that but for providing this waiver and release, you would not be receiving the Special Employment Payments or other consideration provided to you under this Agreement.

         4b.      SUPPLEMENTAL RELEASE. Following your Separation Date, in
exchange for the consideration provided in Section 2 of this Agreement, you agree to execute the Supplemental Release attached hereto as EXHIBIT A.

         5. ENTIRE AGREEMENT/CHOICE OF LAW/ENFORCEABILITY. You acknowledge and agree that, with the exception of (i) any confidentiality and inventions agreements signed by you; (ii) any non-competition agreements signed by you; and (iii) any stock option grant letter and any stock option plan referenced therein, the terms of which are hereby incorporated by reference and shall survive this Agreement, this Agreement supersedes any and all prior or contemporaneous oral and/or written agreements between you and Variagenics, and sets forth the entire agreement between you and Variagenics. No variations or modifications hereof shall be deemed valid unless reduced to writing and signed by the parties hereto. This Agreement shall be deemed to have been made in the Commonwealth of Massachusetts, shall take effect as an instrument under seal within Massachusetts, and shall be governed by and construed in accordance with the laws of Massachusetts, without giving effect to conflict of law principles. You agree that any action, demand, claim or counterclaim relating to the terms and provisions of this Agreement, or to its breach, shall be commenced in Massachusetts in a court of competent jurisdiction, and you further acknowledge that venue for such actions shall lie exclusively in Massachusetts and that material witnesses and documents would be located in Massachusetts. The provisions of this letter are severable, and if for any reason any part hereof shall be found to be unenforceable, the remaining provisions shall be enforced in full.

         By executing this Agreement, you are acknowledging that you have been afforded sufficient time to understand the terms and effects of this letter, that your agreements and obligations hereunder are made voluntarily, knowingly and without duress, and that neither Variagenics nor its agents or representatives have made any representations inconsistent with the provisions of this letter.

         If the foregoing correctly sets forth our understanding, please sign, date and return the enclosed copy of this letter to Mary A. McWeeney, Senior Director of Human Resources at Variagenics within 21 days. This agreement may be executed in counterpart.


Very truly yours,

VARIAGENICS, INC.

--------------------
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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By:  /s/  Taylor J. Crouch
   -------------------------------
   Taylor J. Crouch
   President & CEO

Dated:    12/04/01
      ----------------------------


CONFIRMED AND AGREED:


 /s/ Colin W. Dykes
----------------------------------
Colin W. Dykes

Dated:   12/05/01
      ----------------------------

--------------------
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                                    EXHIBIT A

                              SUPPLEMENTAL RELEASE

         You hereby agree and acknowledge that by signing this Supplemental Release, you are waiving your right to assert any form of legal claim against Variagenics(2) whatsoever for any alleged action, inaction or circumstance existing or arising from the beginning of time through the date on which you sign this Supplemental Release. To the extent permitted by law, your waiver and release herein is intended to bar any form of legal claim, charge, complaint or any other form of action (jointly referred to as "Claims") against Variagenics seeking any form of relief including, without limitation, equitable relief (whether declaratory, injunctive or otherwise), the recovery of any damages or any other form of monetary recovery whatsoever (including, without limitation, back pay, front pay, compensatory damages, emotional distress damages, punitive damages, attorneys fees and any other costs) against Variagenics, for any alleged action, inaction or circumstance existing or arising through the date on which you sign this Supplemental Release.

         Without limiting the foregoing general waiver and release, you specifically waive and release Variagenics from any Claims arising from or related to your employment relationship with the Company or the termination thereof, including without limitation:

         (i) Claims under any local, state, federal or foreign discrimination, fair employment practices or other employment related statute, regulation or executive order (as they may have been amended through the date on which you sign this Supplemental Release) prohibiting discrimination or harassment based upon any protected status including, without limitation, race, religion, citizenship, national origin, age, gender, genetic carrier status, marital status, disability, veteran status or sexual orientation. Without limitation, specifically included in this paragraph are any Claims arising under the federal Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Civil Rights Acts of 1866 and 1871, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Equal Pay Act, the Immigration Reform and Control Act, the Americans With Disabilities Act and any similar local, state, federal or foreign statute or law.

         (ii) Claims under any other local, state, federal or foreign employment related statute, regulation or executive order (as they may have been amended through the date on which you sign this Supplemental Release) relating to wages, hours or any other terms and conditions of employment. Without


--------------------
(2) For purposes of this Section the parties agree that the term "Variagencixs" shall include Variagenics, Inc., its divisions, affiliates, parents and subsidiaries, and its and their respective officers, directors, employees, agents and assigns.

--------------------
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

                  limitation, specifically included in this paragraph are any Claims arising under the Fair Labor Standards Act, the Family and Medical Leave Act of 1993, the National Labor Relations Act, the Employee Retirement Income Security Act of 1974, the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) and any similar local, state, federal or foreign statute or law.

         (iii) Claims under any local, state, federal or foreign common law theory including, without limitation, wrongful discharge, breach of express or implied contract, promissory estoppel, unjust enrichment, breach of a covenant of good faith and fair dealing, violation of public policy, defamation, interference with contractual relations, intentional or negligent infliction of emotional distress, invasion of privacy, misrepresentation, deceit, fraud or negligence.

         (v) Any other Claim arising under local, state, federal or foreign law.

         YOU EXPLICITLY ACKNOWLEDGE THAT BECAUSE YOU ARE OVER FORTY (40) YEARS OF AGE, YOU HAVE SPECIFIC RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT ("ADEA") AS AMENDED AND THE OLDER WORKERS BENEFITS PROTECTION ACT ("OWBPA"), WHICH PROHIBIT DISCRIMINATION ON THE BASIS OF AGE, AND THAT THE RELEASES SET FORTH IN THIS SECTION ARE INTENDED TO RELEASE ANY RIGHT THAT YOU MAY HAVE TO RECOVER DAMAGES FROM VARIAGENICS ALLEGING DISCRIMINATION ON THE BASIS OF AGE.

         IT IS VARIAGENICS' DESIRE AND INTENT TO MAKE CERTAIN THAT YOU FULLY UNDERSTAND THE PROVISIONS AND EFFECTS OF THIS AGREEMENT. TO THAT END, YOU HAVE BEEN ENCOURAGED AND GIVEN THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL FOR THE PURPOSE OF REVIEWING THE TERMS OF THIS AGREEMENT. CONSISTENT WITH THE PROVISIONS OF THE OWBPA, VARIAGENICS IS PROVIDING YOU WITH TWENTY-ONE (21) DAYS IN WHICH TO CONSIDER AND ACCEPT THE TERMS OF THIS AGREEMENT BY SIGNING BELOW AND RETURNING IT TO MARY A. MCWEENEY, 60 HAMPSHIRE STREET, CAMBRIDGE, MA 02139. IN ADDITION, YOU MAY RESCIND YOUR ASSENT TO THIS AGREEMENT WITHIN SEVEN (7) DAYS AFTER YOU SIGN IT. TO DO SO, YOU MUST DELIVER A NOTICE OF RESCISSION TO MARY A. MCWEENEY. TO BE EFFECTIVE, SUCH RESCISSION MUST BE HAND DELIVERED OR POSTMARKED WITHIN THE SEVEN (7) DAY PERIOD AND SENT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO MARY A. MCWEENEY, 60 HAMPSHIRE STREET, CAMBRIDGE, MA 02139.

         Notwithstanding the foregoing, this section does not release Variagenics from any obligation expressly set forth in this Agreement nor does it release any claims that by law cannot be released or waived.

--------------------
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

         You acknowledge and agree that but for providing this waiver and release, you would not be receiving the Special Employment Payments and other consideration provided to you by the Company.



CONFIRMED AND AGREED:                  VARIAGENICS, INC.


/s/ Colin W. Dykes                     By:  /s/ Taylor J. Crouch
----------------------------------        --------------------------------
Colin W. Dykes                            Taylor J. Crouch
                                          President & CEO


Dated: December 5, 2001                Dated: December 4, 2001

--------------------
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

January 25, 2002


Colin W. Dykes
22 Jarvis Avenue
Hingham, MA 02043

Dear Colin,

Pursuant to the terms of Paragraph 1 in the Letter Agreement between Variagenics, Inc. and you dated November 16, 2001, we propose to extend the Special Employment Period as set forth in the Letter Agreement from January 31, 2002 to March 1, 2002.

If you are in agreement with this extension, please acknowledge by signing below.

Sincerely yours,

/s/ Taylor J. Crouch
--------------------

Taylor J. Crouch
President & CEO


                                       AGREED:


                                       /s/ Colin W. Dykes
                                       -----------------------------------
                                           Colin W. Dykes

--------------------
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.